UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2010

Federal Home Loan Mortgage Corporation
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	000-53330	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2010, the Board of Directors of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) adopted amendments to the company’s Bylaws, effective July 1, 2010. The amendments were made primarily to revise the notice provisions of the Bylaws (Sections 3.3(c), 4.9(a) and 7.1) to conform to changes in the notice provisions in the Virginia Stock Corporation Act that will become effective on July 1, 2010.

Item 9.01.  Financial Statements and Exhibits.

  (d)  Exhibits

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

3.1	Bylaws of the Federal Home Loan Mortgage Corporation, as amended and restated July 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ John R. Dye

John R. Dye
Senior Vice President — Principal Deputy General Counsel, Corporate Affairs

Date: June 7, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Bylaws of the Federal Home Loan Mortgage Corporation, as amended and restated July 1, 2010